Financial risk management	12 Months Ended
Dec. 31, 2024
Financial Instruments [Abstract]
Financial risk management
Financial risk management
Financial risk factors, objectives and policies
The Group’s activities expose it to several financial risks including market risk, credit risk and liquidity risk. Financial risk activities are governed by appropriate policies and procedures to minimise the uncertainties these risks create on the Group’s future cash flows. Such policies are developed and approved by the Group’s Treasury and Commodities Risk Committee, through the authority delegated to it by the Board.
Market risk
Market risk represents the risk that the fair value of future cash flows of a financial instrument will fluctuate due to changes in market prices and includes interest rate risk, currency exchange risk and other price risk such as commodity price risk. Market risk affects outstanding borrowings, as well as derivative financial instruments.
Interest rates
The Group is subject to interest rate risk for its outstanding borrowings.
To manage interest rate risk, the Group maintains a significant proportion of its borrowings at fixed rates. Approximately 90% and 89% of the Group’s interest bearing borrowings were comprised of fixed rate borrowings at 31 December 2024 and 31 December 2023, respectively. The Group also modifies its interest rate exposure through the use of interest rate swaps. As at 31 December 2024 and 31 December 2023, the notional value of the Group’s interest rate swaps was €1,060 million and €1,123 million, respectively.
If interest rates on the Group’s floating rate debt were adjusted by 1% for the years ended 31 December 2024, 31 December 2023 and 31 December 2022, the Group’s finance costs and pre-tax equity would change on an annual basis by approximately €8 million, €9 million and €9 million, respectively. This amount is determined by calculating the effect of a hypothetical interest rate change on the Group’s floating rate debt.
Currency exchange risk
Foreign currency exchange risk can only arise on financial instruments that are denominated in a currency other than the functional currency in which they are measured. Translation-related risks are therefore not included in the assessment of the Group’s exposure to currency risks. Translation exposures arise from financial and non-financial items held by the Group with a functional currency different from the Group’s presentation currency (euro). To manage currency exchange risk arising from future commercial transactions and recognised monetary assets and liabilities, foreign currency forward and option contracts with external third parties are used. Typically, up to 80% of anticipated cash flow exposures in each major foreign currency for the next calendar year are hedged using a combination of forward and option contracts with third parties.
The Group is also exposed to the risk of changes in currency exchange rates between US dollar and euro relating to its US dollar denominated borrowings. This risk is managed by entering into cross currency swaps upon issuance thereby mitigating the foreign currency exchange risk in its entirety.
The Group’s main foreign currency exchange rate exposure relates to the change in value of the euro and US dollar against other currencies. The following tables demonstrate the sensitivity to a reasonably possible change in the euro and US dollar exchange rates, with all other variables held constant. The impact on the Group’s profit before taxes is due to the changes in the fair value of the monetary assets and liabilities denominated in currencies other than the functional currencies in which they are measured. The impact on the Group’s pre-tax equity is due to changes in the fair value of foreign currency contracts designated as cash flow hedges. The Group’s exposure to foreign currency changes for all other currencies is not material.

	Year ended 31 December
Profit before taxes impact of non-functional foreign currency exchange exposure	2024	2023	2022
	€ million	€ million	€ million
10% appreciation in the Euro	(9)	(8)	(8)
10% depreciation in the Euro	9	8	8
10% appreciation in the US dollar	(8)	2	(1)
10% depreciation in the US dollar	8	(2)	1

	Year ended 31 December
Pre-tax equity impact of non-functional foreign currency exchange exposure	2024	2023	2022
	€ million	€ million	€ million
10% appreciation in the Euro	(33)	(6)	(29)
10% depreciation in the Euro	33	6	29
10% appreciation in the US dollar	108	79	114
10% depreciation in the US dollar	(108)	(79)	(114)
Commodity price risk
The competitive marketplace in which the Group operates may limit its ability to recover increased costs through higher prices. As such, the Group is subject to market risk with respect to commodity price fluctuations, principally related to its purchases of aluminium, PET (plastic, including recycled PET, LDPE), natural gas, power, ethylene, sugar and vehicle fuel. When possible, exposure to this risk is managed primarily through the use of supplier pricing agreements, which enable the Group to establish the purchase price for certain commodities. Certain suppliers restrict the Group’s ability to hedge prices through supplier agreements. As a result, commodity hedging programmes are entered into and generally designated as hedging instruments. Refer to Note 14 for more information. Typically, up to 80% of the anticipated commodity transaction exposures for the next calendar year are hedged using a combination of forward and option contracts executed with third parties.
The following table demonstrates the sensitivity to reasonably possible changes in commodity prices at the reporting date, with all other variables held constant. The impact on the Group’s pre-tax equity is due to changes in the fair value of commodity hedges designated as cash flow hedges. The impact on the Group’s profit before taxes is immaterial as the vast majority of commodity derivatives are designated as hedging instruments in cash flow hedges.

As at 31 December 2024, there were €33 million (31 December 2023: nil) of outstanding non-designated commodity hedges (refer to Note 14 for further details).

	Year ended 31 December
	2024	2023	2022
Commodity price risk	€ million	€ million	€ million
10% increase in commodity prices equity gain	166	144	140
10% decrease in commodity prices equity loss	(166)	(144)	(140)
Credit risk
The Group is exposed to counterparty credit risk on all of its derivative financial instruments. Strict counterparty credit guidelines are maintained and only financial institutions that are investment grade or better are acceptable counterparties. Counterparty credit risk is continuously monitored and numerous counterparties are used to minimise exposure to potential defaults. Where required, collateral is paid between the counterparties to minimise counterparty risk. The maximum credit risk exposure for each derivative financial instrument is the carrying amount of the derivative. Included in trade and other payables is €18 million (2023: €20 million) related to collateral received from counterparties.
Credit is extended in the form of payment terms for trade to customers of the Group, consisting of retailers, wholesalers and other customers, generally without requiring collateral, based on an evaluation of the customer’s financial condition. While the Group has a concentration of credit risk in the retail sector, this risk is mitigated due to the diverse nature of the customers the Group serves, including, but not limited to, their type, geographic location, size and beverage channel. Depending on the risk profile of certain customers, we may also seek bank guarantees. Collections of receivables are dependent on each individual customer’s financial condition and sales adjustments granted.
Trade accounts receivable are initially recognised at their transaction price and subsequently measured at amortised cost less provision for impairment. Typically, accounts receivable have terms of 30 to 60 days and do not bear interest. A default on a financial asset is when the counterparty fails to make contractual payments when they fall due. Exposure to losses on receivables is monitored, and balances are adjusted for expected credit losses. Expected credit losses are determined by: (1) evaluating the ageing of receivables;
(2) analysing the history of adjustments; and (3) reviewing high risk customers. Credit insurance on a portion of the accounts receivable balance is also carried.
Liquidity risk
Liquidity risk is actively managed to ensure that the Group has sufficient funds to satisfy its commitments. The Group’s sources of capital include, but are not limited to, cash flows from operations, public and private issuances of debt and equity securities, and bank borrowings. The Group believes its operating cash flows, cash on hand and available short- and long-term capital resources are sufficient to fund its working capital requirements, scheduled borrowing payments, interest payments, capital expenditures, benefit plan contributions, income tax obligations and dividends to its shareholders. Counterparties and instruments used to hold cash and cash equivalents are continuously assessed, with a focus on preservation of capital and liquidity. Based on information currently available, the Group does not believe it is at significant risk of default by its counterparties.
The Group has amounts available for borrowing under a €1.80 billion multi currency credit facility (2023: €1.80 billion) with a syndicate of 12 banks.
This credit facility matures in 2030 and is for general corporate purposes, including serving as a backstop to its commercial paper programme and supporting the Group’s working capital needs. Based on information currently available, the Group has no indication that the financial institutions participating in this facility would be unable to fulfil their commitments as at the date of these financial statements. The current credit facility contains no financial covenants that would impact the Group’s liquidity or access to capital. As at 31 December 2024, the Group had no amounts drawn under this credit facility.
The Group operates a sustainability-linked supply chain finance programme.
The facility is provided by a third party bank and helps our suppliers get paid earlier than under contractual credit terms. Supplier balances under supply chain finance facilities are disclosed in Note 16.
The following table analyses the Group’s non-derivative financial liabilities and net settled derivative financial liabilities into relevant maturity groupings based on the remaining period at the statement of financial position date to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows:

	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Financial liabilities	€ million	€ million	€ million	€ million	€ million
31 December 2024
Trade and other payables	5,319	5,319	—	—	—
Amounts payable to related parties	373	373	—	—	—
Borrowings	11,886	1,376	2,332	2,916	5,262
Derivatives	206	45	58	15	88
Lease liabilities	787	172	269	142	204
Total financial liabilities	18,571	7,285	2,659	3,073	5,554
31 December 2023
Trade and other payables	4,875	4,875	—	—	—
Amounts payable to related parties	270	270	—	—	—
Borrowings	11,803	1,322	2,325	2,681	5,475
Derivatives	268	99	42	39	88
Lease liabilities	774	159	237	141	237
Total financial liabilities	17,990	6,725	2,604	2,861	5,800

Capital management
The primary objective of the Group’s capital management is to ensure a strong credit rating and appropriate capital ratios are maintained to support the Group’s business and maximise shareholder value. The Group’s credit ratings are periodically reviewed by rating agencies. Currently, the Group’s long-term ratings from Moody’s and Fitch are Baa1 and BBB+, respectively. Changes in the operating results, cash flows or financial position could impact the ratings assigned by the various rating agencies. The credit rating can be materially influenced by a number of factors including, but not limited to, acquisitions, investment decisions, capital management activities of TCCC and/or changes in the credit rating of TCCC. Should the credit ratings be adjusted downwards, the Group may incur higher costs to borrow, which could have a material impact on the financial condition and results of operations.
The capital structure is managed and, as appropriate, adjustments are made in light of changes in economic conditions and the Group’s financial policy.
The Group monitors its operating performance in the context of targeted financial leverage by comparing the ratio of net debt with comparable EBITDA. Net debt is calculated as borrowings adjusted for the fair value of hedging instruments and other financial assets/liabilities related to borrowings, net of cash and cash equivalents and short-term investments. Comparable EBITDA is calculated as EBITDA and adjusted for items impacting comparability.
Refer to Note 13 for the presentation of fair values for each class of financial assets and financial liabilities and Note 14 for an outline of how the Group utilises derivative financial instruments to mitigate its exposure to certain market risks associated with its ongoing operations.
Refer to the Strategic Report included within this Annual Report for disclosure of strategic, commercial and operational risk relevant to the Group.